EXHIBIT 99.2 — GAAP to Non-GAAP Reconciliations
The earnings release and conference call of Pacific Sunwear of California, Inc. (the “Company”) for the third quarter ended November 3, 2007 contain certain non-GAAP financial measures. Provided in the tables below is a reconciliation of the relevant measures to the non-GAAP measures. Only line items affected by these non-GAAP adjustments are included in the tables below. All amounts are expressed in millions of dollars, except earnings per share. Non-GAAP earnings are derived by starting with the GAAP number on the left and subtracting the relevant non-GAAP adjustments while moving to the right by line item.
The Company believes that the non-GAAP measures presented in the earnings release, conference call, and/or below in the reconciliation tables are useful to investors, as they provide an alternative method for measuring the Company’s operating performance and comparing it against prior periods’ performance without reference to the income statement impact of store asset impairment charges associated with demo stores and inventory reserve charges associated with both demo and One Thousand Steps (“OTS”) stores. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
Reconciliation of GAAP Measures to Non-GAAP Measures That Exclude Store Asset Impairment Charges
and Inventory Reserve Charges
Reconciliation of fiscal 2007 third quarter GAAP earnings to non-GAAP earnings:
Non-GAAP earnings for the third quarter of fiscal 2007 exclude the income statement impact of store asset impairment charges associated with demo stores and inventory reserve charges associated with both demo and OTS.

		Non-GAAP
		Adjustments
		Attributable
	GAAP	to demo	Non-GAAP
	Amounts	and OTS	Amounts
Gross Margin/(Loss)	$111.1	$(4.5)	$115.6
SG&A	148.8	49.5	99.3
Operating (Loss)/Income	(37.8)	(54.1)	16.3
Income Tax (Benefit)/Expense	(17.1)	(22.9)	5.8
Net (Loss)/Income	(20.0)	(31.1)	11.1
(Loss)/Earnings Per Share	$(0.29)	$(0.45)	$0.16

Reconciliation of fiscal 2007 first three quarters’ GAAP earnings to non-GAAP earnings:
Non-GAAP earnings for the first three quarters of fiscal 2007 exclude the income statement impact from the liquidation of 74 demo store closures and store asset impairment and inventory reserve charges associated with both demo and OTS stores.

		Non-GAAP
		Adjustments	Non-GAAP
		Attributable	Adjustments
		to 74 demo	Attributable
	GAAP	Store	to demo	Non-GAAP
	Amounts	Closures	and OTS	Amounts
Net Sales	$1,038.0	$13.3	$—	$1,024.6
Gross Margin/(Loss)	285.0	(15.2)	(4.5)	304.7
SG&A	350.5	4.6	59.2	286.7
Operating (Loss)/Income	(65.5)	(19.8)	(63.7)	18.0
Income Tax (Benefit)/Expense	(27.7)	(7.9)	(27.2)	7.4
Net (Loss)/Income	(35.6)	(11.9)	(36.5)	12.8
(Loss)/Earnings Per Share	$(0.51)	$(0.17)	$(0.52)	$0.18
Reconciliation of fiscal 2006 third quarter GAAP earnings to non-GAAP earnings:
In the Company’s third quarter earnings conference call, certain references may be made to non-GAAP financial measures related to the third quarter of fiscal 2006. Provided in the table below is a reconciliation of the GAAP measure for the third quarter of fiscal 2006 to the non-GAAP measure included in the Company’s conference call. Only line items affected by these non-GAAP adjustments are included in the tables below.

		Non-GAAP
		Adjustments
		Attributable
		to 74 demo
	GAAP	Store	Non-GAAP
	Amounts	Closures	Amounts
Net Sales	$375.4	$12.5	$363.0
Gross Margin	106.3	2.7	103.6
SG&A	92.6	4.2	88.4
Operating Income	13.8	(1.5)	15.3
Income Tax Expense	5.5	(0.6)	6.1
Net Income	$9.0	$(0.9)	$9.9
Earnings/(Loss) Per Share	$0.13	$(0.01)	$0.14

Reconciliation of GAAP Measures to Non-GAAP PacSun-Only Measures That
Exclude Financial Impact of Demo and One Thousand Steps Stores
Reconciliation of historical GAAP earnings to non-GAAP, PacSun-only earnings:
As a result of the Company’s previously announced plans to explore strategic alternatives for its demo stores and to close its OTS stores, and the uncertainty regarding the financial impact those plans may produce, the Company is providing non-GAAP earnings guidance associated with its core PacSun business. The Company is also providing comparable historical financial results for its PacSun business on a stand-alone basis. The comparable historical financial results presented below represent non-GAAP financial measures because they exclude the impact of the Company’s demo stores and OTS stores from the Company’s financial results. These non-GAAP results include only the operational results for PacSun stores, PacSun Outlet stores, and PacSun e-commerce. All corporate functions are assumed to continue on with the PacSun business in their existing form. The Company believes that the non-GAAP measures presented in the reconciliation tables below are useful to investors because they will allow investors to compare the Company’s historical financial results for its PacSun business on a stand-alone basis with the earnings guidance for the Company’s core PacSun business that it plans to provide on a going-forward basis. The non-GAAP financial measures provided below may be different from the non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
Provided in the tables below is a reconciliation of the relevant historical GAAP financial measure to the comparable historical non-GAAP financial measure for each of the Company’s previous seven fiscal quarters. The line items affected by these non-GAAP adjustments are included in the tables below and are intended to demonstrate the Company’s historical financial results associated with the Company’s core PacSun business only and without reference to the Company’s demo or OTS stores. All amounts are expressed in millions of dollars, except earnings per share. Non-GAAP earnings are derived by starting with the GAAP number on the left and subtracting the relevant non-GAAP adjustments while moving to the right by line item.

Reconciliation of fiscal 2007 quarterly GAAP earnings to non-GAAP, PacSun-only earnings:

		Non-GAAP
		Adjustments
		Attributable
	GAAP	to demo	Non-GAAP
	Amounts	and OTS	Amounts
Fiscal 2007 Third Quarter:
Net Sales	$373.1	$31.3	$341.9
Gross Margin/(Loss)	111.1	(3.6)	114.7
SG&A	148.8	60.4	88.4

Operating (Loss)/Income	(37.8)	(64.0)	26.3
Interest Income	0.7	—	0.7

Pre-tax (Loss)/Income	(37.1)	(64.0)	27.0
Income Tax (Benefit)/Expense	(17.1)	(26.9)	9.8

Net (Loss)/Income	(20.0)	(37.2)	17.1
(Loss)/Earnings Per Share	$(0.29)	$(0.53)	$0.24

Fiscal 2007 Second Quarter:
Net Sales	$344.2	$32.4	$311.8
Gross Margin/(Loss)	91.0	(10.8)	101.8
SG&A	109.6	22.7	86.9

Operating (Loss)/Income	(18.6)	(33.5)	14.9
Interest Income	0.5	—	0.5

Pre-tax (Loss)/Income	(18.0)	(33.5)	15.5
Income Tax (Benefit)/Expense	(7.5)	(14.0)	6.5

Net (Loss)/Income	(10.5)	(19.5)	9.0
(Loss)/Earnings Per Share	$(0.15)	$(0.28)	$0.13

Fiscal 2007 First Quarter:
Net Sales	$320.6	$52.5	$268.1
Gross Margin/(Loss)	82.9	7.7	75.2
SG&A	92.0	15.3	76.7

Operating Loss	(9.2)	(7.7)	(1.5)
Interest Income	1.0	—	1.0

Pre-tax Loss	(8.2)	(7.7)	(0.5)
Income Tax Benefit	(3.1)	(2.9)	(0.2)

Net Loss	(5.1)	(4.7)	(0.3)
Loss Per Share	$(0.07)	$(0.07)	$(0.00)

Reconciliation of fiscal 2006 quarterly GAAP earnings to non-GAAP, PacSun-only earnings:
The fourth quarter of fiscal 2006 was a 14-week quarter due to the impact of the 53rd week in the retail calendar for fiscal 2006. The table below reconciles the 14-week fourth quarter GAAP earnings to a 13-week non-GAAP, PacSun-only earnings result.

		Non-GAAP	Non-GAAP
		Adjustments	Adjustments
		Attributable	Attributable
	GAAP	to demo	to the	Non-GAAP
	Amounts	and OTS	53rd Week	Amounts
Fiscal 2006 Fourth Quarter:
Net Sales	$458.2	$72.4	$18.2	$367.6
Gross Margin/(Loss)	144.3	13.1	8.5	122.7
SG&A	130.4	40.9	3.1	86.4

Operating Income/(Loss)	13.9	(27.8)	5.4	36.3
Interest Income	1.0	—	—	1.0

Pre-tax Income/(Loss)	14.9	(27.8)	5.4	37.3
Income Tax Expense/(Benefit)	5.9	(10.9)	2.1	14.7

Net Income/(Loss)	9.1	(16.9)	3.3	22.6
Earnings/(Loss) Per Share	$0.13	$(0.24)	$0.05	$0.32

		Non-GAAP
		Adjustments
		Attributable
	GAAP	to demo	Non-GAAP
	Amounts	and OTS	Amounts
Fiscal 2006 Third Quarter:
Net Sales	$375.4	$48.2	$327.2
Gross Margin/(Loss)	106.3	10.4	96.0
SG&A	92.6	14.4	78.2

Operating Income/(Loss)	13.8	(4.0)	17.8
Interest Income	0.7	—	0.7

Pre-tax Income/(Loss)	14.5	(4.0)	18.5
Income Tax Expense/(Benefit)	5.5	(1.5)	7.0

Net Income/(Loss)	$9.0	(2.5)	11.4
Earnings/(Loss) Per Share	$0.13	$(0.04)	$0.16

		Non-GAAP
		Adjustments
		Attributable
	GAAP	to demo	Non-GAAP
	Amounts	and OTS	Amounts
Fiscal 2006 Second Quarter:
Net Sales	$313.7	$37.1	$276.6
Gross Margin/(Loss)	97.4	2.5	94.9
SG&A	82.9	13.1	69.7

Operating Income/(Loss)	14.6	(10.6)	25.2
Interest Income	1.1	—	1.1

Pre-tax Income/(Loss)	15.7	(10.6)	26.3
Income Tax Expense/(Benefit)	6.0	(4.0)	10.0

Net Income/(Loss)	$9.7	(6.6)	16.3
Earnings/(Loss) Per Share	$0.14	$(0.09)	$0.23

Fiscal 2006 First Quarter:
Net Sales	$299.9	$48.3	$251.6
Gross Margin/(Loss)	97.3	12.9	84.3
SG&A	79.9	12.2	67.7

Operating Income/(Loss)	17.3	0.7	16.6
Interest Income	1.8	—	1.8

Pre-tax Income/(Loss)	19.1	0.7	18.4
Income Tax Expense/(Benefit)	7.3	0.3	7.0

Net Income/(Loss)	$11.9	0.5	11.4
Earnings/(Loss) Per Share	$0.16	$0.01	$0.15